Exhibit 10.27















              THE VONS COMPANIES, INC. 401(k) WRAP-AROUND PLAN


                         (Effective October 18, 1993)

              THE VONS COMPANIES, INC. 401(k) WRAP-AROUND PLAN

                             TABLE OF CONTENTS

                                                                         Page


ARTICLE I    TITLE AND PURPOSE..........................................  1

ARTICLE II   DEFINITIONS................................................  2

    2.1.  Definitions...................................................  2

ARTICLE III  PARTICIPATION..............................................  7

ARTICLE IV   DEFERRAL ELECTIONS.........................................  8

    4.1.  Annual Deferral Elections.....................................  8
    4.2.  Mid-Year Deferral Election.................................... 10
    4.3.  Irrevocable Election.......................................... 10

ARTICLE V    ACCOUNTS AND INVESTMENT EQUIVALENTS........................ 11

    5.1.  Accounts...................................................... 11
    5.2.  Company Match................................................. 11
    5.3.  Discretionary Company Match................................... 11
    5.4.  Investment Equivalents........................................ 12
    5.5.  Establishment of Trust........................................ 13

ARTICLE VI   VESTING.................................................... 15

ARTICLE VII  BENEFITS................................................... 16

    7.1.  Amount of Benefits............................................ 16
    7.2.  Method of Payment............................................. 16
    7.3.  Hardship Distribution......................................... 16
    7.4.  Company's Right to Withhold................................... 18

ARTICLE VIII ADMINISTRATION............................................. 19

    8.1.  The Plan Committee............................................ 19
    8.2.  Committee Action.............................................. 19
    8.3.  Rights and Duties............................................. 20
    8.4.  Indemnity and Liability....................................... 22
    8.5.  Plan Interpretations Following a Change In
          Control....................................................... 22
    8.6.  Claims Procedure and Arbitration.............................. 23

ARTICLE IX   AMENDMENT AND TERMINATION.................................. 28

    9.1.  Amendments.................................................... 28
    9.2.  Discontinuance of Plan........................................ 28

                                                                         Page

ARTICLE X    MISCELLANEOUS.............................................. 30

   10.1.  Receipt or Release............................................ 30
   10.2.  Limitation on Participants' Rights............................ 30
   10.3.  Beneficiaries................................................. 31
   10.4.  Benefits Not Assignable; Obligations
          Binding Upon Successors....................................... 31
   10.5.  Forfeiture.................................................... 32
   10.6.  California Law Governs; Severability.......................... 32
   10.7.  Gender........................................................ 32
   10.8.  Headings Not Part of Plan..................................... 33

        THE VONS COMPANIES, INC. 401(k) WRAP-AROUND PLAN


                   (Effective October 18, 1993)

                              ARTICLE I
                              ---------
                          TITLE AND PURPOSE
                          -----------------

            This Plan shall be known as "The Vons Companies, Inc. 401(k) Wrap-Around Plan" and shall become effective October 18, 1993. The purpose of this Plan is to provide a long-term performance incentive to employees of The Vons Companies, Inc. and a means of attracting and retaining employees of outstanding abilities.

                                ARTICLE II
                                ----------
                                DEFINITIONS
                                -----------

            2.1.  Definitions.  Whenever the following terms are used in this
                  -----------
Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

            Account shall mean the account maintained for each Participant to
            -------
reflect (i) the Compensation or Profit-related Flexdollar Contribution deferred by the Participant, (ii) the Company Match, (iii) the Discretionary Company Match and (iv) Investment Equivalents.

            Board of Directors shall mean the Board of Directors of the
            ------------------
Company.

            Change in Control shall mean:
            -----------------

            (a) Any acquisition by another Person of voting stock of the Company if such person shall thereafter be the Beneficial Owner of 50% or more of such outstanding voting stock;

            (b) Any merger or consolidation of the Company with or into any other Person, as the result of which the holders of the Company's voting stock immediately prior to the transaction shall, on the basis of such holdings prior to such transaction, hold less than 50% of the total outstanding voting stock of the surviving corporation immediately upon completion of the transaction;

            (c) Any sale or exchange of all or substantially all of the property and assets of the Company; or

            (d) Any change in a majority of the Board occurring within a period of two years or less, such that a majority of the Board is comprised of individuals who are not Continuing Directors. For purposes of the foregoing, a "Continuing Director" shall be a director (i) who was in office at the commencement of such period of two years of (ii) who was elected subsequent to the commencement of any such period with the approval of not less than a majority of those directors referred to in clause (i) who are then in office. Any director meeting the qualifications of clause (ii) of the previous sentence shall, with respect to further determinations after the date of such director's initial election, be deemed to be a director meeting the qualifications of clause (i) of the previous sentence.

            For the purposes of this definition, "Person" shall have the meaning of such term under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act"); and the term "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Act. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred under (1), (2) or (3) above if the acquirer, purchaser or 50% owner is an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

            Code shall mean the Internal Revenue Code of 1986, as amended.
            ----

            Company shall mean The Vons Companies, Inc. and any of its wholly-
            -------
owned subsidiaries.

            Company Match shall mean the additional amount credited to a
            -------------
Participant's Account as a result of the Participant's election to defer his Profit-related Flexdollar Contribution, as described in Section 5.2.

            Compensation shall mean the base salary, bonus and LTIP Payout
            ------------
which, but for the elections permitted under this Plan, would be payable to a Participant.

            Compensation Committee shall mean the Compensation Committee
            ----------------------
appointed by the Board of Directors.

            Discretionary Company Match shall mean the additional amount
            ---------------------------
credited to a Participant's Account as a result of the Participant's election to defer his Compensation, as described in Section 5.3.

            Investment Equivalent shall mean the amount determined by the Plan
            ---------------------
Committee for each Participant pursuant to Article V.

            LTIP Payout shall mean the amount payable to the Participant
            -----------
during a Plan Year from the Company's Long Term Incentive Plan.

            Participant shall mean a person who is eligible for this Plan and
            -----------
makes the deferrals described in Article IV. A person shall cease to be a Participant upon payment of his Account.

            Plan shall mean The Vons Companies, Inc. 401(k) Wrap-Around Plan.
            ----

            Plan Committee shall mean the Management Compensation Committee of
            --------------
the Company, the members of which shall be appointed from time to time by the Compensation Committee in accordance with Article VIII. The Plan Committee may be comprised of Participants in this Plan.

            Plan Year shall mean the calendar year.
            ---------

            Profit-related Flexdollar Contribution shall mean the contribution
            --------------------------------------
allocated to the Participant under Section 3.1(b) of the Profit Sharing Plan.

            Profit Sharing Plan shall mean The Vons Companies, Inc. Personal
            -------------------
Choice Profit Sharing Plan.

            Trust shall mean the grantor trust established by the Company
            -----
under Section 5.5 from which the benefits of this Plan may (and, following a Change in Control, shall) be paid.

            Valuation Date shall mean the last day of each Plan Year.
            --------------

                                 ARTICLE III
                                 -----------
                                PARTICIPATION
                                -------------

            Eligibility for participation in the Plan shall be limited to management and highly compensated employees of the Company (including officers and directors) whose (i) Compensation exceeds the limit under Section 401(a)(17) of the Code, or (ii) total Profit-related Flexdollar Contribution cannot be contributed to the Profit Sharing Plan because of the limit under
Section 402(g) of the Code. Members of the Plan Committee who satisfy the above criteria are eligible to participate in the Plan.

                                 ARTICLE IV
                                 ----------
                              DEFERRAL ELECTIONS
                              ------------------

            4.1.  Annual Deferral Elections.  In order to make the deferral
                  -------------------------
elections permitted under this Section 4.1 for any Plan Year, a Participant must file a written application for participation with the Plan Committee on a form provided by the Plan Committee not later than the December 30th immediately preceding such Plan Year, stating the percentage of base salary, bonus award, LTIP Payout or Profit-related Flexdollar Contribution that the Participant elects to defer, and stating the date of payment desired, according to Section 7.1. Consistent with the preceding sentence, a Participant may elect to defer up to 100% of one or more of the following amounts for any Plan Year:

            (a) The portion of the Participant's base salary in excess of the Code Section 401(a)(17) limit in effect for such Plan Year;


            (b) Any bonus payable to the Participant during such Plan Year; provided, however, that if the Participant's base salary is less than the Code Section 401(a)(17) limit in effect for such Plan Year, the Participant can only elect to defer that portion of the bonus which exceeds an amount equal to the Code Section 401(a)(17) limit minus the Participant's base salary;

            (c) Any LTIP Payout to be made to the Participant during such Plan Year; and

            (d) The portion of the Participant's Profit-related Flexdollar Contribution which cannot be contributed to the Profit Sharing Plan because of the Code Section 402(g) limit in effect for such Plan Year.

The Participant's base salary, bonus award, LTIP Payout or Profit-related Flexdollar Contribution shall be reduced by the amount stated in the Participant's election. Said amount shall be credited to the Participant's Account as of the earliest date such amount would otherwise be due and payable, except that with respect to the portion of a Participant's Profit-related Flexdollar Contribution deferred under this Plan, such amount shall be credited as of the December 31 of the Plan Year in which such amount is earned; provided, however, that the Investment Equivalents on such Profit-related Flexdollar Contribution deferred shall commence to be credited as of the following January 1.

            Notwithstanding the above, the application for participation with respect to the Plan Year commencing October 18, 1993 must be filed with the Plan Committee no later than October 31, 1993. A Participant's application with respect to the initial Plan Year shall be effective starting with the first payroll period commencing after the application is filed with the Plan Committee.

            4.2.  Mid-Year Deferral Election. If permitted by the Plan
                  --------------------------
Committee, in the event that a Participant first becomes eligible to participate in the Plan after the commencement of the Plan Year, the Participant may file a written application to defer the amounts described in
Section 4.1(a), (b), (c) and (d) within 30 days after the date he first becomes eligible to participate in the Plan. Such application shall be effective with respect to the Participant's base salary, bonus, LTIP Payout or Profit-related Flexdollar Contribution payable after such application is filed with the Plan Committee.

            4.3.  Irrevocable Election.  A deferral election made in
                  --------------------
accordance with this Article IV with respect to any Plan Year shall become binding and irrevocable in all respects upon the commencement of the Plan Year to which such election applies, except in the event of a hardship, to the extent set forth in Section 7.3.

                                  ARTICLE V
                                  ---------
                      ACCOUNTS AND INVESTMENT EQUIVALENTS
                      -----------------------------------

            5.1.  Accounts.  The Plan Committee shall maintain an Account for
                  --------
each Participant and shall credit such Account with (i) the amounts of base salary, bonus award, LTIP Payout and Profit-related Flexdollar Contribution deferred pursuant to Article IV, (ii) the Company Match calculated pursuant to
Section 5.2, (iii) the Discretionary Company Match calculated pursuant to
Section 5.3 and (iv) the Investment Equivalents calculated pursuant to Section 5.4.

            5.2.  Company Match.  The Plan Committee shall credit each
                  -------------
Participant's Account with an amount equal to 100% of the Profit-related Flexdollar Contribution deferred by the Participant. Such amount shall be credited to the Participant's Account at the same time that the deferred Profit-related Flexdollar Contribution is credited to his Account as described in Section 4.1.

            5.3.  Discretionary Company Match.  The Plan Committee may credit
                  ---------------------------
a Participant's Account with an amount equal to some percentage, established by the Plan Committee in its sole discretion, of the base salary, bonus award or LTIP Payout deferred by the Participant. Such amount shall be credited to the Participant's Account as of the December 31 of the relevant Plan Year.

            5.4.  Investment Equivalents.  The Investment Equivalent under the
                  ----------------------
Plan for the deferrals, the Company Match and the Discretionary Company Match credited to the Plan for a particular Plan Year shall be the rate of return established by the Compensation Committee in consultation with the Plan Committee for that Plan Year. Such rate will be set at a value intended to approximate the Company's incremental cost of long term borrowing and each Participant's Account shall be credited with appropriate earnings based on such rate. Such amount shall be credited on each Valuation Date or at such other times as may be established by the Plan Committee. It is anticipated that the Compensation Committee shall establish a new rate of return annually, but the new rate of return shall apply only to the deferrals, Company Match and Discretionary Company Match made for the Plan Year for which the new rate of return is established.

            The Company has no obligation to invest amounts deferred under the Plan in any particular manner. All amounts under the Plan are subject to the creditors of the Company; the Participants and Beneficiaries shall have no rights superior to those of the unsecured creditors of the Company.

            5.5.  Establishment of Trust.  The Company shall establish the
                  -----------------------
Trust, or shall amend the trust established under the Company's 1992 Supplemental Executive Retirement Plan to include the benefits payable under this Plan; such trust shall then be considered the Trust. Prior to a Change in Control, the Company, in its sole discretion, may at any time and from time to time, make contributions of cash or other property to the Trust. Neither the Trustee nor any Participant or beneficiary shall have any right to compel such contributions. Upon a Change in Control, the Company shall immediately make irrevocable contributions to the Trust in the amounts credited to all Participants and beneficiaries' Accounts as of the date on which the Change in Control occurred.

            The provisions of the Plan shall govern the rights of Participants to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, the Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

                                  ARTICLE VI
                                  ----------
                                   VESTING
                                   -------

            The interest of a Participant in his benefits under the Plan (other than the benefits attributable to the Discretionary Company Match and the Investment Equivalents attributable thereto) shall be 100% vested at all times. The Discretionary Company Match, and the Investment Equivalents attributable thereto, if any, credited to a Participant's Account shall vest at such times as are provided for under the Profit Sharing Plan.

                                 ARTICLE VII
                                 -----------
                                  BENEFITS
                                  --------

            7.1.  Amount of Benefits.  A Participant (or his beneficiary in
                  ------------------
the case of his death) shall become entitled to payment of the vested portion of his Account upon (i) the Participant's termination of employment with the Company (whether due to retirement, death, disability, or other separation from service), or (ii) the date designated by the Participant at the time of making his deferral election, whichever occurs first.


            7.2.  Method of Payment.  A Participant's benefits under the Plan
                  -----------------
shall be paid in the form of a lump sum as soon as administratively feasible following the time of entitlement to a benefit specified in Section 7.1.

            7.3.  Hardship Distribution.  The Plan Committee may, in its sole
                  ---------------------
discretion, upon written request of a Participant, make a lump sum payment to a Participant or beneficiary of part or all of the amounts such Participant or beneficiary is entitled to receive under this Plan to take account of and ameliorate a financial hardship affecting him or any of his dependents. A hardship shall be an event specified in Treasury Regulation Section 1.401(k)- 1(d)(2)(B), and such other serious financial hardships as determined by the Plan Committee. If a Participant receives a distribution pursuant to this
Section 7.3, his deferrals shall be suspended for the remainder of the Plan Year, and he shall not be permitted to make a deferral election under Article IV for the following Plan Year. Furthermore, if a Participant suffers a hardship (as determined by the Plan Committee according to the above criteria), the Participant may suspend his deferrals for the remainder of the Plan Year without requesting a distribution. If the Participant requesting a distribution or suspension upon hardship is a member of the Plan Committee, he shall not participate in the decision of the Plan Committee. The amount of any such lump sum payment shall not exceed the lesser of:

            (a) the amount necessary to take account of and ameliorate such hardship or

            (b)   the entire amount of such Participant's Account.

            The remaining portion of such Participant's Account, if any, shall be distributed in accordance with Sections 7.1 and 7.2. This Section shall not be construed to allow distribution under the Plan of amounts greater than those the Participant would have otherwise received, if no distribution under this Section had been made.

            7.4.  Company's Right to Withhold.  The Company shall have the
                  ---------------------------
right to deduct from any payment any federal, state or local taxes required by law to be withheld with respect to such payments.

                               ARTICLE VIII
                               ------------
                              ADMINISTRATION
                              --------------

            8.1.  The Plan Committee.  Any member of the Plan Committee may
                  ------------------
resign by delivering a written resignation to the Compensation Committee. Members of the Plan Committee shall not receive any additional compensation for administration of the Plan.

            8.2.  Committee Action.  The Plan Committee shall, for the purpose
                  ----------------
of administering the Plan, choose a Secretary who may be, but is not required to be, a member of the Plan Committee, who shall keep minutes of the Plan Committee's proceedings and all records and documents pertaining to the Plan Committee's administration of the Plan. A member of the Plan Committee shall not vote or act upon any matter which relates solely to himself as a Participant in this Plan. The Secretary may execute any certificate or other written direction on behalf of the Plan Committee. Any act which this Plan authorizes or requires the Plan Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting or by unanimous written consent of Plan Committee members without a meeting, shall constitute the action of the Plan Committee.

            8.3.  Rights and Duties.  Subject to the limitations of this Plan,
                  -----------------
the Plan Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

            (a)   To construe, interpret and administer the Plan;

            (b) To consult with the Compensation Committee to determine the Investment Equivalents;

            (c) To make any other determinations required by this Plan which are not explicitly made the authority of another person or persons by this Plan;

            (d) To compute and certify the amount of benefits payable to Participants;

            (e)   To authorize all payments pursuant to the Plan;

            (f) To determine the necessity for and the amount of any hardship distribution pursuant to Section 7.3 of this Plan;

            (g) To maintain all the necessary records for the administration of the Plan;

            (h) To make and publish rules for the administration, interpretation and regulation of the Plan; and

            (i) To communicate to each Participant annually, as soon as practicable after the close of each Plan Year, the value of his Account.


            All actions taken and all determinations made by the Plan Committee and the Plan Committee's calculation of benefits payable to Participants shall be conclusive. In performing its duties, the Plan Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Plan Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be counsel to the Company), independent accountants and other persons as to matters which the Plan Committee believes to be within such persons' professional or expert competence. The Plan Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons.

            8.4.  Indemnity and Liability.  All expenses of the Plan Committee
                  -----------------------
shall be paid by the Company and the Company shall furnish the Plan Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Plan Committee shall be liable for any act or omission of any other member of the Plan Committee nor for any act or omission on his own part, excepting only his own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Plan Committee against any and all expenses and liabilities arising out of his membership on the Plan Committee, excepting only expenses and liabilities arising out of his own willful misconduct or gross negligence, as determined by the Board of Directors.

            8.5.  Plan Interpretations Following a Change In Control.
                  --------------------------------------------------
Following a Change in Control, any provisions of this Plan which allow or purport to allow the Plan Committee, the Company or any fiduciary of the Plan discretionary authority or power to construe and interpret the terms of the Plan shall be void as applied to any dispute involving benefits which accrued under this Plan prior to the Change in Control. Accordingly, as to such disputes, an arbitrator or court shall, following a Change in Control, interpret the Plan on a de novo basis other than with respect to any
                        -------
interpretations or rulings made by the Plan Committee prior to the Change in Control.

            8.6.  Claims Procedure and Arbitration.
                  --------------------------------

            (a) A Participant or beneficiary (collectively referred to as a "Claimant") may, if he or she desires, submit any claim for payment under this Plan or dispute regarding the interpretation of this Plan to arbitration. This right to select arbitration shall be solely that of the Claimant, and the Claimant may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" does not impose upon the Claimant a requirement to submit a dispute for arbitration. The Claimant may, in lieu of arbitration, pursue the claims procedure established by the Plan Committee, and upon exhaustion of such claims procedure, bring an action in an appropriate civil court. Furthermore, at any time during the claims procedure, and before the Claimant commences an action in a civil court, the Claimant may select arbitration. The claims procedure would thereafter be abandoned, and the dispute would be subject to the arbitration procedure set forth herein. The Claimant need not commence or exhaust the Plan's claim procedure in order to commence arbitration. The Claimant retains the right to select arbitration, even if a civil action (including, without limitation, an action for declaratory relief) is brought by the Company, or any other fiduciary of the Plan prior to the commencement of arbitration. If arbitration is selected by the Claimant after a civil action concerning the Claimant's dispute has been brought by a person other than the Claimant, then the Company, any Trustee of a grantor trust from which benefits may be payable ("Trustee") and the Claimant shall take such actions as are necessary or appropriate, including dismissal of the civil action, so that the arbitration can be timely heard. Once an arbitration is commenced, it may not be discontinued without the unanimous consent of all parties to the arbitration. During the lifetime of the Employee only he or she can use the arbitration procedure set forth in this section.

            (b) Any claim for arbitration may be submitted as follows: if the Claimant disagrees with an interpretation of this Plan by the Company, or any fiduciary of the Plan, or disagrees with the calculation of his or her benefit under the Plan, such claim may be filed in writing with an arbitrator of the Claimant's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of the Claimant submitting in writing a list of five potential arbitrators to the Company, and the Trustee. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the state of the Claimant's principal residence or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Trustee and the Company shall jointly select one of the five arbitrators as the arbitrator for the dispute in question. If the Trustee and Company fail to select an arbitrator in a timely manner (including failure to select an arbitrator by reason of disagreement between the Trustee and the Company as to the arbitrator to be selected), the Claimant shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

            (c) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the selection of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of the Claimant, the Trustee and the Company. Absence from or nonparticipation at the hearing by any party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

            (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that the Claimant is entitled to the benefits he or she claimed, the arbitrator shall order the Company and/or the Trustee to pay such benefits, in the amounts and at such times as the arbitrator determines. The obligation of the Trustee to pay such benefits shall not, however, exceed the assets of the trust, and the Company shall be jointly and severally liable for any amount which the Trustee is ordered to pay. The award of the arbitrator shall be final and binding upon the parties. The Company shall thereupon pay the Claimant immediately the amount that the arbitrator orders to be paid in the manner described in the award. The award may be enforced in any appropriate court as soon as possible after its rendition. If an action is brought to confirm the award, no appeal shall be taken by any party from any decision rendered in such action.

            (e) If the arbitrator determines either that the Claimant is entitled to the claimed benefits or that the claim by the Claimant was made in good faith, the arbitrator shall direct the Company to pay to the Claimant and Company agrees to pay to the Claimant in accordance with such order, an amount equal to the Claimant's expenses in pursuing the claim, including attorneys' fees.

                                 ARTICLE IX
                                 ----------

                          AMENDMENT AND TERMINATION
                          -------------------------

            9.1.  Amendments.  The Compensation Committee shall have the right
                  ----------
to amend this Plan in whole or in part from time to time by resolutions, and to amend or cancel any amendments; provided, however, that no action under this section shall cancel or otherwise adversely affect in any way any Participant's rights with respect to amounts previously allocated to any Participant's Account. The Compensation Committee in consultation with the Plan Committee is specifically granted the power to change the Investment Equivalents to be credited to Accounts on an annual basis, but only with respect to the deferrals, Company Match and Discretionary Company Match made for the Plan Year for which such new rate of Investment Equivalent is established. Such amendments shall be stated in an instrument in writing, certified in the same manner and at the time therein set forth, and all Participants shall be bound thereby upon receipt of notice thereof.

            9.2.  Discontinuance of Plan.  It is the expectation of the
                  ----------------------
Company that this Plan shall be continued indefinitely, but continuance of this Plan is not assumed as a contractual obligation of the Company. In the event that the Board of Directors decides to discontinue and terminate this Plan, it shall notify the Plan Committee of its action in an instrument in writing, certified in the same manner as this Plan, and this Plan shall be terminated at the time therein set forth, and all Participants shall be bound thereby; provided, however, that no action under this section shall cancel or affect in any way any Participant's rights with respect to amounts previously allocated to any Participant's Account, except that if such termination or discontinuance occurs prior to a Change in Control, the Plan Committee in its sole discretion may elect to immediately pay benefits to all Participants in a lump sum. If such termination or discontinuance occurs following a Change in Control, then the payment of benefits from the Trust and this Plan shall be governed by the provisions of the Plan and the Trust prior to the termination or discontinuance.

                                  ARTICLE X
                                  ---------
                                MISCELLANEOUS
                                -------------

            10.1. Receipt or Release.  Any payment to any Participant or
                  ------------------
beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Plan Committee, the Compensation Committee and the Company, and, to the extent permitted by law, the Plan Committee may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

            10.2. Limitation on Participants' Rights.  Participation in this
                  ----------------------------------
Plan shall not give any Participant the right to be retained in the employ of the Company or any rights or interest other than as herein provided. The employment rights of any Participant or other Employee shall not be enlarged, guaranteed or affected by reason of any of the provisions of this Plan. The Company reserves the right to dismiss any Participant without any liability for any claim against the Company under this Plan, except for payment of vested benefits to the extent expressly provided herein. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or any fiduciary relationship. This Plan, in and of itself, has no assets and no assets or funds of the Company shall be set aside or otherwise segregated to satisfy the obligations created hereunder, other than in the Trust. Participants or Beneficiaries shall have only the rights of general unsecured creditors of the Company with respect to amounts credited and benefits payable, if any, on their Accounts.

            10.3. Beneficiaries.  A Participant may designate in writing, on
                  -------------
forms prescribed by and filed with the Committee, a beneficiary or beneficiaries to receive any payments payable after his death and may at any time amend or revoke any such designation. If no beneficiary designation is in effect at the time of a Participant's death, payments hereunder shall be made to his personal representative. Any payments which would have been payable to any Participant if he had lived shall be paid to the Participant's designated Beneficiaries (or, in the absence of any such designation, to his personal representative) according to Section 7.2.

            10.4. Benefits Not Assignable; Obligations Binding Upon
                  -------------------------------------------------
Successors.  Benefits of a Participant under this Plan shall not be
- -----------
assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this plan, other than by operation of law or pursuant to Section 10.3, shall not be permitted or recognized. Obligations of the Company under this Plan shall be binding upon successors of the Company.

            10.5. Forfeiture.  Any payment or distribution to a Participant or
                  ----------
beneficiary under the Plan shall be deemed made when mailed by normal first class mail to the last known mailing address of the Participant or beneficiary. Neither the Plan Committee, the Compensation Committee nor the Company shall have any duty to give notice that amounts are payable under the Plan to any person other than the Participant.

            10.6. California Law Governs; Severability.  The validity of this
                  ------------------------------------
Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California to the extent such laws are not preempted by federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

            10.7. Gender.  The masculine pronoun and adjective shall be deemed
                  ------
to include the feminine, unless a different meaning is plainly required by the context.

            10.8. Headings Not Part of Plan.  Headings and subheadings in this
                  -------------------------
Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

            IN WITNESS WHEREOF, the Company hereby adopts this Plan on this 11th day of October, 1993.
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                            THE VONS COMPANIES, INC.

                            By: /s/ Terrence Joseph Wallock
                                --------------------------------
                                    Terrence. J. Wallock
                                Its Senior Vice President
                                    ---------------------------
                                    Chief Legal & Security Officer & Secty